                                                                    Exhibit 99.1

[SANDY
SPRING
BANCORP LOGO]

                                                                    NEWS RELEASE


FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                    48% INCREASE IN THIRD QUARTER NET INCOME

OLNEY, MARYLAND, October 18, 2005 -- Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the third quarter of 2005 of $9.5 million ($.64 per diluted share) compared to $6.4 million ($.44 per diluted share) for the third quarter of 2004, a 48% increase. Net income for the nine-month period ending September 30, 2005 totaled $25.1 million ($1.70 per diluted share) compared to $20.1 million ($1.37 per diluted share) for the prior year period, a 25% increase. The results for the quarter include significant gains on the sale of investment securities as discussed below.

"The third quarter was marked by strong loan and deposit growth, continuing improvement in net income, and above average returns on assets and equity," said Hunter R. Hollar, President and Chief Executive Officer of Sandy Spring Bancorp. "Simply stated, the company's year-to-date performance amounts to three consecutive quarters of consistency. We intend to return to the high-performance quartile nationally among community banking companies." Return on average stockholders' equity was 18.31% for the third quarter of 2005, compared to 12.89% for the same period in the prior year. Return on average assets for the third quarter of 2005 was 1.58%, compared to 1.03% for the third quarter of 2004.

For the first nine months of 2005, return on average stockholders' equity was 16.74% compared to 13.65% for the first nine months of 2004. Return on average assets for the first nine months of 2005 was 1.44% compared to 1.12% for the first nine months of 2004.

Comparing September 30, 2005 balances to September 30, 2004, total assets declined 5% to $2.4 billion due mainly to the balance sheet restructuring completed at the end of 2004. Total deposits increased 6% to $1.8 billion, while total loans and leases increased 16% to $1.6 billion compared to the prior year. During the same period, stockholders' equity increased 3% to $208 million or 8.7% of total assets.

Due to continued growth in the loan portfolio, the provision for loan and lease losses totaled $.6 million for the third quarter of 2005 compared to no provision in the third quarter of 2004. The provision for loan and lease losses totaled $1.6 million for the first nine months of 2005 compared to no provision in the same period in 2004. The allowance for loan and lease losses represented 1.03% of outstanding loans at September 30, 2005.

The Company's management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS

Comparing the third quarter of 2005 and 2004, net interest income increased by $4.2 million, or 23%, due primarily to an improved net interest margin. The net interest margin increased to 4.39% in 2005 from 3.54% in 2004 due primarily to increased loan growth and active management of deposit rates together with the early payoff of FHLB advances in the fourth quarter of 2004.

Noninterest income increased $2.7 million or 36% in the third quarter of 2005 as compared to 2004. On a non-GAAP basis, noninterest income, excluding the effect of securities gains of $1.8 million in 2005 and $.1 million in 2004, increased $1.0 million or 14%. This increase was due primarily to an increase of 69% in gains on sales of mortgage loans resulting from higher loan volumes. In addition, trust income increased 37% due largely to growth in assets under management, while insurance agency commissions increased 18% compared to 2004 due primarily to the acquisition of the Wolfe & Reichelt Insurance Agency in December 2004.

Noninterest expenses were $18.7 million in the third quarter of 2005 compared to $17.9 million in 2004, an increase of $.8 million or 5%. This increase primarily resulted from increases in salaries and benefits, due largely to higher incentive compensation and benefits expense and increased occupancy expenses, due mainly to new branches opened in 2005. These increases were partially offset by a 34% decrease in marketing costs due mainly to advertising initiatives conducted in 2004 that were not continued in 2005. Other noninterest expenses also declined 14% due largely to the amortization of debt issuance costs related to the redemption of trust preferred securities in 2004.

Comparing the first nine months of 2005 and 2004, net interest income increased by $10.7 million or 20%, due primarily to increased loan growth and the early payoff of FHLB advances mentioned above. These factors resulted in an increase in the net interest margin to 4.39% for the first nine months of 2005 compared to 3.63% for the same period in 2004.

Noninterest income was $27.0 million for the nine months ended September 30, 2005 versus $23.3 million for the same period in 2004, an increase of $3.7 million or 16%. On a non-GAAP basis, noninterest income, excluding the effect of net securities gains of $2.6 million in 2005 and $.5 million in 2004, increased $1.6 million or 7%. This increase was due primarily to increases of 34% in insurance agency commissions resulting from the acquisition of the Wolfe & Reichelt Insurance Agency in December 2004 together with higher contingent commissions. Visa(R) check fees increased 13% due to higher volumes of electronic transactions while gains on sales of mortgage loans also increased 13% due to higher loan volumes. These increases were somewhat offset by a decline of 12% in fees on sales of investment products.

Noninterest expenses were $56.3 million for the first nine months of 2005 compared to $52.7 million for the same period in 2004, an increase of $3.6 million or 7%. This increase was due mainly to the same expense growth factors mentioned above.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.4 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation, The Equipment Leasing Company and, effective October 3, 2005, West Financial Services, Inc. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland and the oldest independent banking institution in the state. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 31 community offices and 67 ATMs located in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Through its subsidiaries, the Bank also offers a comprehensive menu of leasing, insurance and investment management services. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer, or Philip J. Mantua, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail: HHollar@sandyspringbank.com
                 PMantua@sandyspringbank.com
         Web site: www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                                         Three Months Ended                        Nine Months Ended
                                                            September 30,                            September 30,
                                                      ------------------------       %         ------------------------        %
                                                         2005         2004        Change          2005         2004         Change
-------------------------------------------------------------------------------------------------------------------------  ---------
PROFITABILITY FOR THE PERIOD:
  Net interest income                                  $22,526      $18,278         23          $65,253      $54,586          20
  Provision for loan and lease losses                      600            -        N/A            1,600            -         N/A
  Noninterest income                                    10,112        7,453         36           27,005       23,322          16
  Noninterest expenses                                  18,744       17,883          5           56,334       52,697           7
  Income before income taxes                            13,294        7,848         69           34,324       25,211          36
  Net income                                             9,467        6,417         48          $25,120      $20,111          25

    Return on average assets                             1.58%        1.03%                       1.44%        1.12%
    Return on average equity                            18.31%       12.89%                      16.74%       13.65%
    Net interest margin                                  4.39%        3.54%                       4.39%        3.63%
    Efficiency ratio - GAAP based *                     57.43%       69.50%                      61.06%       67.64%
    Efficiency ratio - traditional *                    55.74%       62.65%                      57.73%       61.37%

PER SHARE DATA:
  Basic net income                                       $0.65        $0.44         48            $1.72        $1.39          24
  Diluted net income                                      0.64         0.44         45             1.70         1.37          24
  Dividends declared                                      0.21         0.20          5             0.62         0.58           7
  Book value                                             14.23        13.92          2            14.23        13.92           2
  Tangible book value                                    13.07        12.70          3            13.07        12.70           3
  Average fully diluted shares                      14,735,318   14,673,756                  14,738,845   14,705,413

AT PERIOD-END:
  Assets                                            $2,383,360   $2,506,302         (5)      $2,383,360   $2,506,302          (5)
  Deposits                                           1,804,888    1,709,642          6        1,804,888    1,709,642           6
  Loans and leases                                   1,579,135    1,365,483         16        1,579,135    1,365,483          16
  Securities                                           584,316      940,189        (38)         584,316      940,189         (38)
  Stockholders' equity                                 208,090      201,737          3          208,090      201,737           3

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                       8.60%        8.03%                       8.62%        8.22%
  Allowance for loan and lease losses to loans
    and leases                                           1.03%        1.08%                       1.03%        1.08%
  Nonperforming assets to total assets                   0.14%        0.09%                       0.14%        0.09%
  Annualized net (charge-offs) recoveries
    to average loans and leases                          0.00%        0.01%                       0.00%        (0.01)%

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                            Three Months Ended                     Nine Months Ended
                                                               September 30,                         September 30,
                                                        ---------------------------           ---------------------------
                                                           2005             2004                 2005             2004
                                                        ----------       ----------           ----------       ----------
Noninterest expenses-GAAP based                           $18,744          $17,883              $56,334          $52,697
Net interest income plus noninterest income-
  GAAP based                                               32,638           25,731               92,258           77,908

Efficiency ratio-GAAP based                                 57.43%           69.50%               61.06%           67.64%
                                                        ==========       ==========           ==========       ==========

Noninterest expenses-GAAP based                           $18,744          $17,883              $56,334          $52,697
  Less non-GAAP adjustment:
    Amortization of intangible assets                         501              486                1,502            1,459
                                                        ----------       ----------           ----------       ----------
      Noninterest expenses-traditional ratio               18,243           17,397               54,832           51,238

Net interest income plus noninterest income-
  GAAP based                                               32,638           25,731               92,258           77,908
    Plus non-GAAP adjustment:
      Tax-equivalency                                       1,853            2,175                5,328            6,059
    Less non-GAAP adjustments:
      Securities gains                                      1,761              138                2,601              475
          Net interest income plus noninterest
            income - traditional ratio                     32,730           27,768               94,985           83,492

Efficiency ratio - traditional                              55.74%           62.65%               57.73%           61.37%
                                                        ==========       ==========           ==========       ==========

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                    September 30,                  December 31,
                                                                     -----------------------------------------  --------------------
                                                                             2005                   2004               2004
--------------------------------------------------------------------------------------------------------------  --------------------
ASSETS
  Cash and due from banks                                                   $48,412                $43,390            $43,728
  Federal funds sold                                                         12,639                 27,086              5,467
  Interest-bearing deposits with banks                                          802                    512                610
  Residential mortgage loans held for sale                                   25,826                  8,849             16,211
  Investments available-for-sale (at fair value)                            271,022                598,886            346,903
  Investments held-to-maturity - fair value of $310,673,
    $328,531, and $312,661, respectively                                    301,227                321,451            305,293
  Other equity securities                                                    12,067                 19,852             13,912

  Total loans and leases                                                  1,579,135              1,365,483          1,445,525
    Less:  allowance for loan and lease losses                              (16,268)               (14,792)           (14,654)
                                                                     ---------------        ---------------    ---------------
      Net loans and leases                                                1,562,867              1,350,691          1,430,871

  Premises and equipment, net                                                45,414                 40,991             42,054
  Accrued interest receivable                                                11,685                 13,049             11,674
  Goodwill                                                                    8,554                  7,642              7,335
  Other intangible assets, net                                                8,364                  9,987              9,866
  Other assets                                                               74,481                 63,916             75,419
                                                                     ---------------        ---------------    ---------------
        Total assets                                                     $2,383,360             $2,506,302         $2,309,343
                                                                     ===============        ===============    ===============

Liabilities
  Noninterest-bearing deposits                                             $467,957               $423,254           $423,868
  Interest-bearing deposits                                               1,336,931              1,286,388          1,308,633
                                                                     ---------------        ---------------    ---------------
      Total deposits                                                      1,804,888              1,709,642          1,732,501

  Short-term borrowings                                                     279,427                393,528            231,927
  Subordinated debentures                                                    35,000                 70,000             35,000
  Other long-term borrowings                                                 29,246                114,696             94,608
  Accrued interest payable and other liabilities                             26,709                 16,699             20,224
                                                                     ---------------        ---------------    ---------------
        Total liabilities                                                 2,175,270              2,304,565          2,114,260

Stockholders' Equity
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,623,696
    14,493,104 and 14,628,511, respectively                                  14,624                 14,493             14,629
  Additional paid in capital                                                 21,019                 18,473             21,522
  Retained earnings                                                         172,369                164,977            156,315
  Accumulated other comprehensive income                                         78                  3,794              2,617
                                                                     ---------------        ---------------    ---------------
        Total stockholders' equity                                          208,090                201,737            195,083
                                                                     ---------------        ---------------    ---------------
        Total liabilities and stockholders' equity                       $2,383,360             $2,506,302         $2,309,343
                                                                     ===============        ===============    ===============

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                   Three Months Ended                   Nine Months Ended
                                                                      September 30,                       September 30,
                                                             -------------------------------    --------------------------------
                                                                  2005             2004              2005             2004
                                                             --------------   --------------    --------------   --------------
Interest income:
  Interest and fees on loans and leases                          $24,423          $18,142            $67,875          $51,337
  Interest on loans held for sale                                    422              172                812              522
  Interest on deposits with banks                                     32                3                 58                8
  Interest and dividends on securities:
    Taxable                                                        2,925            5,472              9,210           17,537
    Exempt from federal income taxes                               3,275            3,678             10,284           10,780
  Interest on federal funds sold                                     314              133                571              280
                                                             ------------     ------------      -------------    -------------
      Total interest income                                       31,391           27,600             88,810           80,464
Interest expense:
  Interest on deposits                                             5,700            3,412             14,743            9,136
  Interest on short-term borrowings                                2,413            4,717              6,530           12,167
  Interest on long-term borrowings                                   752            1,193              2,284            4,575
                                                             ------------     ------------      -------------    -------------
      Total interest expense                                       8,865            9,322             23,557           25,878
                                                             ------------     ------------      -------------    -------------
        Net interest income                                       22,526           18,278             65,253           54,586
Provision for loan and lease losses                                  600                0              1,600                0
                                                             ------------     ------------      -------------    -------------
        Net interest income after provision for loan
          and lease losses                                        21,926           18,278             63,653           54,586

Noninterest income:
  Securities gains (losses)                                        1,761              138              2,601              475
  Service charges on deposit accounts                              2,050            1,886              5,705            5,635
  Gains on sales of mortgage loans                                 1,205              714              2,825            2,511
  Fees on sales of investment products                               473              475              1,558            1,770
  Trust department income                                          1,116              813              2,932            2,551
  Insurance agency commissions                                     1,114              944              4,149            3,095
  Income from bank owned life insurance                              570              556              1,684            1,688
  Visa Check Fees                                                    556              498              1,597            1,419
  Other income                                                     1,267            1,429              3,954            4,178
                                                             ------------     ------------      -------------    -------------
        Total noninterest income                                  10,112            7,453             27,005           23,322
Noninterest expenses:
  Salaries and employee benefits                                  11,373           10,295             34,116           30,402
  Occupancy expense of premises                                    2,099            1,861              5,987            5,304
  Equipment expenses                                               1,415            1,380              4,031            3,894
  Marketing                                                          253              385                947            1,380
  Outside data services                                              718              697              2,159            2,184
  Amortization of intangible assets                                  501              486              1,502            1,459
  Other expenses                                                   2,385            2,779              7,592            8,074
                                                             ------------     ------------      -------------    -------------
        Total noninterest expenses                                18,744           17,883             56,334           52,697
                                                             ------------     ------------      -------------    -------------
Income before income taxes                                        13,294            7,848             34,324           25,211
Income tax expense                                                 3,827            1,431              9,204            5,100
                                                             ------------     ------------      -------------    -------------
          Net income                                              $9,467           $6,417            $25,120          $20,111
                                                             ============     ============      =============    =============
Basic net income per share                                         $0.65            $0.44              $1.72            $1.39
Diluted net income per share                                        0.64             0.44               1.70             1.37
Dividends declared per share                                        0.21             0.20               0.62             0.58

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                              2005                                        2004
                                              --------------------------------------  ---------------------------------------------
(Dollars in thousands, except per share data)        Q3          Q2          Q1           Q4          Q3          Q2          Q1
------------------------------------------------------------------------------------  ---------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income                    $33,244     $30,998     $29,896      $30,614     $29,776     $28,070     $28,677
-----------------------------------------------------------------------------------------------------------------------------------
Interest expense                                    8,865       7,705       6,987        8,890       9,322       8,383       8,173
-----------------------------------------------------------------------------------------------------------------------------------
Tax-equivalent net interest income                 24,379      23,293      22,909       21,724      20,454      19,687      20,504
-----------------------------------------------------------------------------------------------------------------------------------
  Tax-equivalent adjustment                         1,853       1,766       1,709        2,097       2,175       1,919       1,965
-----------------------------------------------------------------------------------------------------------------------------------
Provision for credit losses                           600         900         100            0           0           0           0
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                 10,112       9,053       7,840        7,628       7,452       8,279       7,590
-----------------------------------------------------------------------------------------------------------------------------------
Noninterest expenses                               18,744      19,153      18,437       39,778      17,883      18,099      16,714
-----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                         13,294      10,527      10,503      (12,523)      7,848       7,948       9,415
-----------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                  3,827       2,730       2,647       (6,779)      1,431       1,555       2,114
-----------------------------------------------------------------------------------------------------------------------------------
Net Income                                          9,467       7,797       7,856       (5,744)      6,417       6,393       7,301
===================================================================================================================================
FINANCIAL RATIOS:
Return on average assets                            1.58%       1.36%       1.39%       -0.94%       1.03%       1.08%       1.26%
-----------------------------------------------------------------------------------------------------------------------------------
Return on average equity                           18.31%      15.63%      16.20%      -11.45%      12.89%      13.07%      15.00%
-----------------------------------------------------------------------------------------------------------------------------------
Net interest margin                                 4.39%       4.39%       4.39%        3.80%       3.54%       3.56%       3.81%
-----------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - GAAP based *                    57.43%      62.63%      63.49%      145.95%      69.50%      69.49%      63.97%
-----------------------------------------------------------------------------------------------------------------------------------
Efficiency ratio - traditional *                   55.74%      59.16%      58.38%       67.12%      62.65%      63.22%      58.24%
===================================================================================================================================
PER SHARE DATA:
Basic net income                                    $0.65       $0.53       $0.54       ($0.40)      $0.44       $0.44       $0.51
-----------------------------------------------------------------------------------------------------------------------------------
Diluted net income                                  $0.64       $0.53       $0.53       ($0.39)      $0.44       $0.43       $0.50
-----------------------------------------------------------------------------------------------------------------------------------
Dividends declared                                  $0.21       $0.21       $0.20        $0.20       $0.20       $0.19       $0.19
-----------------------------------------------------------------------------------------------------------------------------------
Book value                                         $14.23      $13.91      $13.57       $13.34      $13.92      $13.51      $13.76
-----------------------------------------------------------------------------------------------------------------------------------
Tangible book value                                $13.07      $12.72      $12.35       $12.16      $12.70      $12.26      $12.48
-----------------------------------------------------------------------------------------------------------------------------------
Average fully diluted shares                   14,735,318  14,719,742  14,760,551   14,720,013  14,673,756  14,726,117  14,725,261
===================================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                          $1,761        $825         $15          $65        $138        $109        $228
-----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                 2,050       1,984       1,671        1,846       1,886       1,881       1,868
-----------------------------------------------------------------------------------------------------------------------------------
Gains on sales of mortgage loans                    1,205         889         731          772         714       1,028         769
-----------------------------------------------------------------------------------------------------------------------------------
Fees on sales of investment products                  473         640         445          702         475         666         629
-----------------------------------------------------------------------------------------------------------------------------------
Trust department income                             1,116         944         872          801         813         984         754
-----------------------------------------------------------------------------------------------------------------------------------
Insurance agency commissions                        1,114       1,224       1,811        1,040         944       1,030       1,121
-----------------------------------------------------------------------------------------------------------------------------------
Income from bank owned life insurance                 570         559         555          560         556         557         574
-----------------------------------------------------------------------------------------------------------------------------------
Visa Check Fees                                       556         550         491          537         498         497         424
-----------------------------------------------------------------------------------------------------------------------------------
Other income                                        1,267       1,438       1,249        1,305       1,428       1,527       1,223
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                            10,112       9,053       7,840        7,628       7,452       8,279       7,590
===================================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits                    $11,373     $11,454     $11,289      $11,133     $10,295     $10,229      $9,877
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy expense of premises                       2,099       1,964       1,924        1,925       1,861       1,815       1,628
-----------------------------------------------------------------------------------------------------------------------------------
Equipment expenses                                  1,415       1,294       1,322        1,534       1,380       1,324       1,190
-----------------------------------------------------------------------------------------------------------------------------------
Marketing                                             253         406         288          337         385         482         513
-----------------------------------------------------------------------------------------------------------------------------------
Outside data services                                 718         701         740          722         697         766         721
-----------------------------------------------------------------------------------------------------------------------------------

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                              2005                                           2004
                                              --------------------------------------  ----------------------------------------------
(Dollars in thousands, except per share data)          Q3          Q2           Q1           Q4          Q3          Q2          Q1
------------------------------------------------------------------------------------  ----------------------------------------------
NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets                    $501        $505         $496          491         486         487        $486
------------------------------------------------------------------------------------------------------------------------------------
Goodwill impairment loss                                0           0            0        1,265           0           0          $0
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                                      2,385       2,829        2,378       22,371       2,779       2,996       2,299
------------------------------------------------------------------------------------------------------------------------------------
  Total                                            18,744      19,153       18,437       39,778      17,883      18,099      16,714
====================================================================================================================================
BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                       $400,657    $393,961     $375,746     $371,924    $365,352    $343,176    $337,850
------------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                    143,691     136,733      139,964      137,880     126,338     113,382     103,292
------------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                         410,409     390,306      395,528      386,911     372,790     329,894     322,754
------------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                     136,606     119,006       94,708       88,974      62,436      55,563      52,162
------------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                       160,379     154,237      150,143      150,734     138,741     140,560     125,527
------------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                    327,393     323,537      312,725      309,102     299,826     284,771     260,644
------------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                        1,579,135   1,517,780    1,468,814    1,445,525   1,365,483   1,267,346   1,202,229
------------------------------------------------------------------------------------------------------------------------------------
  Less: allowance for credit losses               (16,268)    (15,673)     (14,738)     (14,654)    (14,792)    (14,743)    (14,875)
------------------------------------------------------------------------------------------------------------------------------------
    Net loans and leases                        1,562,867   1,502,107    1,454,076    1,430,871   1,350,691   1,252,603   1,187,354
------------------------------------------------------------------------------------------------------------------------------------
Goodwill                                            8,554       8,554        8,554        7,335       7,642       7,642       7,642
------------------------------------------------------------------------------------------------------------------------------------
Other intangible assets, net                        8,364       8,865        9,370        9,866       9,987      10,473      10,959
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    2,383,360   2,348,305    2,284,198    2,309,343   2,506,302   2,424,199   2,371,572
------------------------------------------------------------------------------------------------------------------------------------
Total deposits                                  1,804,888   1,781,622    1,745,675    1,732,501   1,709,642   1,681,552   1,618,591
------------------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                        208,090     203,294      198,709      195,083     201,737     196,090     199,615
====================================================================================================================================
QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                       $423,420    $401,148     $384,504     $378,347    $362,170    $355,676    $346,545
------------------------------------------------------------------------------------------------------------------------------------
Residential construction loans                    141,197     137,720      137,897      135,322     119,989     108,118      93,722
------------------------------------------------------------------------------------------------------------------------------------
Commercial mortgage loans                         394,862     393,291      389,215      379,857     347,451     327,441     316,768
------------------------------------------------------------------------------------------------------------------------------------
Commercial construction loans                     128,010     103,584       91,733       71,930      61,771      55,234      51,519
------------------------------------------------------------------------------------------------------------------------------------
Commercial loans and leases                       154,920     151,766      149,783      139,165     137,321     134,627     127,327
------------------------------------------------------------------------------------------------------------------------------------
Consumer loans                                    327,495     320,276      310,421      303,639     293,025     268,861     251,411
------------------------------------------------------------------------------------------------------------------------------------
  Total loans and leases                        1,569,904   1,507,785    1,463,553    1,408,260   1,321,727   1,249,957   1,187,292
------------------------------------------------------------------------------------------------------------------------------------
Securities                                        593,102     591,610      641,960      801,871     938,448     933,253     954,822
------------------------------------------------------------------------------------------------------------------------------------
Total earning assets                            2,203,251   2,130,469    2,115,369    2,272,437   2,299,895   2,220,656   2,167,641
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    2,384,327   2,307,888    2,286,209    2,441,129   2,466,535   2,384,929   2,329,107
------------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities              1,696,691   1,647,365    1,660,839    1,805,091   1,844,996   1,775,867   1,751,225
------------------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing demand deposits               458,131     440,945      415,824      419,723     405,647     392,387     360,341
------------------------------------------------------------------------------------------------------------------------------------
Total deposits                                  1,800,171   1,751,192    1,723,667    1,727,800   1,684,328   1,634,340   1,561,666
------------------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                              205,138     200,047      196,659      199,626     198,030     196,719     195,730
====================================================================================================================================
CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                    8.60%       8.67%        8.60%        8.18%       8.03%       8.25%       8.40%
------------------------------------------------------------------------------------------------------------------------------------
Credit loss allowance to loans and leases           1.03%       1.03%        1.00%        1.01%       1.08%       1.16%       1.24%
------------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets to total assets                0.14%       0.15%        0.10%        0.08%       0.09%       0.12%       0.14%
------------------------------------------------------------------------------------------------------------------------------------
Annualized net (charge-offs) recoveries to
  average loans and leases                          0.00%       0.01%        0.00%        0.04%       (0.01)%     0.04%       0.00%
====================================================================================================================================
MISCELLANEOUS DATA:
Net recoveries (charge-offs)                          ($5)        $35         ($16)        $138        ($48)       $131          $5
------------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets:
  Non-accrual loans and leases                      1,032         661          672          746         848         674         802
------------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due                 2,289       2,757        1,531        1,043       1,340       2,316       2,492
------------------------------------------------------------------------------------------------------------------------------------
  Restructured loans and leases                         0           0            0            0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
  Other real estate owned, net                          0           0           73            0           0           0          77
------------------------------------------------------------------------------------------------------------------------------------
    Total nonperforming assets                      3,321       3,418        2,276        1,789       2,188       2,990       3,371
====================================================================================================================================

Certain reclassifications of information currently reported have been made to conform to current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                            Three Months Ended September 30,
                                                 --------------------------------------------------------------------------------
                                                                      2005                                     2004
                                                 --------------------------------------   ---------------------------------------
                                                     AVERAGE       ANNUALIZED   YIELD/        Average       Annualized   Yield/
                                                    BALANCES        INTEREST     RATE         Balance        Interest     Rate
                                                 ---------------- ------------- -------   ---------------- ------------- --------
ASSETS
Residential mortgage loans                              $423,420       $23,685    5.59 %         $362,170       $19,663     5.43 %
Residential construction loans                           141,197         9,228    6.54            119,989         5,828     4.86
Commercial mortgage loans                                394,862        26,684    6.76            347,451        22,207     6.39
Commercial construction loans                            128,010         9,413    7.35             61,771         3,600     5.83
Commercial loans and leases                              154,920        11,131    7.18            137,321         8,595     6.26
Consumer loans                                           327,495        18,636    5.69            293,025        13,082     4.46
                                                 ---------------- -------------           ---------------- -------------
  Total loans and leases                               1,569,904        98,777    6.29          1,321,727        72,975     5.52
Securities                                               593,102        31,674    5.34            938,448        44,655     4.76
Interest-bearing deposits with banks                       3,953           126    3.19                748            10     1.34
Federal funds sold                                        36,292         1,255    3.46             38,972           532     1.37
                                                 ---------------- -------------           ---------------- -------------
TOTAL EARNING ASSETS                                   2,203,251       131,832    5.98 %        2,299,895       118,172     5.14 %

Less:  allowance for credit losses                       (15,775)                                 (14,739)
Cash and due from banks                                   48,513                                   42,278
Premises and equipment, net                               45,953                                   41,061
Other assets                                             102,385                                  101,114
                                                 ----------------                         ----------------
      Total assets                                    $2,384,327                               $2,469,609
                                                 ================                         ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                        $237,273          $651    0.27 %         $237,212          $704     0.30 %
Regular savings deposits                                 216,787           840    0.39            229,021           847     0.37
Money market savings deposits                            379,524         6,664    1.76            360,888         2,390     0.66
Time deposits                                            508,456        14,461    2.84            451,560         9,634     2.13
                                                 ---------------- -------------           ---------------- -------------
  Total interest-bearing deposits                      1,342,040        22,616    1.69          1,278,681        13,575     1.06
Borrowings                                               354,651        12,487    3.52            566,315        23,259     4.11
                                                 ---------------- -------------           ---------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                     1,696,691        35,103    2.07          1,844,996        36,834     2.00
                                                                  -------------                            ------------- --------
  Net interest income and spread*                                      $96,729    3.91 %                        $81,338     3.14 %
                                                                  ============= =======                    ============= ========

Noninterest-bearing demand deposits                      458,131                                  405,647
Other liabilities                                         24,367                                   20,936
Stockholder's equity                                     205,138                                  198,030
                                                 ----------------                         ----------------
    Total liabilities and stockholders' equity        $2,384,327                               $2,469,609
                                                 ================                         ================

Interest income/earning assets                                                    5.98 %                                    5.14 %
Interest expense/earning assets                                                   1.59                                      1.60
                                                                                -------                                  --------
    Net interest margin                                                           4.39 %                                    3.54 %
                                                                                =======                                  ========

* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $7,352,000 for the three months ended September 30, 2005 and $8,653,000 for the three months ended September 30, 2004.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                            Nine Months Ended September 30,
                                                 --------------------------------------------------------------------------------
                                                                     2005                                     2004
                                                 ----------------------------------------  --------------------------------------
                                                     AVERAGE       ANNUALIZED    YIELD/       Average       Annualized   Yield/
                                                    BALANCES        INTEREST      RATE        Balance        Interest     Rate
                                                 ---------------- ------------- ---------  --------------- ------------- --------
ASSETS
Residential mortgage loans                              $403,167       $22,196     5.51 %       $354,824       $19,131     5.39 %
Residential construction loans                           138,950         8,645     6.22          107,322         5,009     4.67
Commercial mortgage loans                                392,477        25,754     6.56          330,615        21,202     6.41
Commercial construction loans                            107,909         7,486     6.94           56,195         3,237     5.76
Commercial loans and leases                              152,175        10,566     6.94          133,108         8,430     6.33
Consumer loans                                           320,118        17,122     5.35          271,179        12,225     4.51
                                                 ---------------- -------------            -------------- -------------
  Total loans and leases                               1,514,796        91,769     6.06        1,253,243        69,234     5.52
Securities                                               608,712        33,162     5.45          942,167        45,656     4.85
Interest-bearing deposits with banks                       2,603            77     2.96              861            10     1.16
Federal funds sold                                        24,566           761     3.10           33,350           374     1.12
                                                 ---------------- -------------            -------------- -------------
TOTAL EARNING ASSETS                                   2,150,677       125,769     5.85 %      2,229,621       115,274     5.17 %

Less:  allowance for credit losses                       (15,163)                                (14,826)
Cash and due from banks                                   46,104                                  41,428
Premises and equipment, net                               44,688                                  40,024
Other assets                                             102,279                                  98,789
                                                 ----------------                          --------------
      Total assets                                    $2,328,585                              $2,395,036
                                                 ================                          ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                        $238,118          $630     0.26 %       $230,598          $671     0.29 %
Regular savings deposits                                 220,055           765     0.35          211,241           762     0.36
Money market savings deposits                            376,951         5,608     1.49          368,261         2,143     0.58
Time deposits                                            485,045        12,709     2.62          430,664         8,628     2.00
                                                 ---------------- -------------            -------------- -------------
  Total interest-bearing deposits                      1,320,169        19,712     1.49        1,240,764        12,204     0.98
Borrowings                                               348,261        11,690     3.36          550,102        22,062     4.01
                                                 ---------------- -------------            -------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                     1,668,430        31,402     1.88        1,790,866        34,266     1.91
                                                                  -------------                           -------------
  Net interest income and spread*                                      $94,367     3.97 %                      $81,008     3.26 %
                                                                  ============= ========                  ============= ========

Noninterest-bearing demand deposits                      438,455                                 386,194
Other liabilities                                         21,044                                  21,125
Stockholder's equity                                     200,656                                 196,851
                                                 ----------------                          --------------
    Total liabilities and stockholders' equity        $2,328,585                              $2,395,036
                                                 ================                          ==============

Interest income/earning assets                                                     5.85 %                                  5.17 %
Interest expense/earning assets                                                    1.46                                    1.54
                                                                                --------                                --------
    Net interest margin                                                            4.39 %                                  3.63 %
                                                                                ========                                ========

* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $7,124,000 for the nine months ended September 30, 2005 and $8,093,000 for the nine months ended September 30, 2004.